Q1 2023 Business Update May 5, 2023 NASDAQ:OCGN

2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation. Forward-Looking Statements

2023 Accomplishments to Date — A Strong Start to the Year Modifier Gene Therapy Announced positive preliminary safety and efficacy results from Phase 1/2 trial of OCU400 FDA approved enrollment of pediatric patients in ongoing Phase 1/2 trial of OCU400 Orphan Drug Designation granted to OCU410ST for the treatment of ABCA4-associated retinopathies Vaccines Submitted multiple proposals for federal funding of Ocugen’s inhaled vaccines platform for COVID-19 and flu 3

2023: Several Significant Milestones Expected

	Q1	Q2	Q3	Q4
OCU400		Preliminary efficacy data		Initiation of Phase 3 trial
OCU410		IND submission: Phase 1/2 trial in dry AMD	Begin dosing patients	
OCU410ST		IND submission: Phase 1/2 trial in *ABCA4*-associated retinopathies	Begin dosing patients	
OCU200	IND filed for Phase 1 trial		Begin dosing patients	
NeoCart®				cGMP facility completion
OCU500 series				IND filing to initiate clinical trial*

ocugen

*Provided government funding

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Modifier Gene Therapy: A Broader Reach

Gene modifier therapy can potentially address multiple genetic defects with a single product utilizing a gene agnostic approach.

In patients with IRDs, this could mean:



MODIFIER GENE M
GENE M
cell
GENE X
Cell with mutated/ nonfunctioning gene(s) other than modifier gene cell
GENE M
GENE X
NR2E3 Delivery
"Molecular reset" of health & survival gene networks
cell
Cell with normal function
Restored retinal cell homeostasis
Unrescued
Rescued
ONL
ONL/photoreceptor survival
Improved visual outcomes and quality of life

ocugen
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Ocugen Announced Positive Preliminary Safety and Efficacy Results from the Ongoing Phase 1/2 Trial of OCU400 • Favorable safety and tolerability profile related to OCU400 investigational product candidate • Initial clinical data from low- and medium-dose cohorts indicates a positive trend in MLMT and BCVA scores for OCU400-treated eyes • 100% of treated eyes showed a stable or improved MLMT score trend • 71% of OCU400 treated eyes in low- and medium-dose cohorts experienced ≥1 Lux luminance level improvement in mobility test from baseline • 67% of OCU400 treated eyes in the low-dose cohort at 9-month follow-up experienced ≥ 2 Lux luminance level improvement in mobility test from baseline • 43% of OCU400 treated eyes demonstrated 8-11 letters of improvement in BCVA score compared to none of the untreated eyes • Ocugen believes these preliminary data supports the potential of the modifier gene therapy platform in the gene-agnostic treatment of complex and heterogenous inherited retinal diseases MLMT, Multi-Luminance Mobility Test BCVA, Best Corrected Visual Acuity Nuclear Hormone Receptors (NHRs): intracellular receptors that regulate gene expression, acting as a master regulator of genes in the retina. 6

Study Overview Clinical Trials.gov Identifier: NCT05203939 Safety of subretinal administration of OCU400 Best Corrected Visual Acuity (BCVA) Multi-Luminance Mobility Test (MLMT) Primary Endpoint: Safety Exploratory Endpoint: Efficacy 37 Enrollment Status

Multi-Luminance Mobility Test Total Subjects for analyses (N=7); pooled analyses Subjects with 9-months follow-up : Cohort 1, N=3 Subjects with 6 months follow-up: N=1 from Cohort 1 and N=3 from Cohort 2 Total Subject for analyses (N=3) Cohort 1 with 9 month follow-up Improvement ≥ 1 Lux Improvement ≥ 2 Lux Improvement ≥ 2 Lux Treated Eye 71.4% 28.6% 66.7% Untreated Eye 28.6% 0.0% 0.0% • 100% of treated eyes showed stability or improved MLMT scores • 71% of treated eyes improved by at least 1 Lux Level in pooled analyses vs ONLY 29% of untreated eyes • 29 % of treated eyes improved by at least 2 Lux Level in pooled analyses vs 0 % of untreated eyes • 67 % of treated eyes improved by at least 2 Lux Level in cohort 1 subjects with 9 months follow -up vs 0 % of untreated eyes MLMT is used as efficacy measure to assess visual function 8

Best Corrected Visual Acuity (BCVA) Score Total Subjects for analyses (N=7) Subjects with 9-months follow-up : Cohort 1, N=3 Subjects with 6 months follow-up: N=1 from Cohort 1 and N=3 from Cohort 2 Improvement ≥ 8 Letters Treated Eye 42.9% Untreated Eye 0.0% 9

OCU400: Expected Pathway to Clinical Development & Potential Approval Both FDA & EMA granted broad orphan drug designation for RP & LCA • Ocugen plans to meet with regulatory agencies in 3Q to potentially finalize Phase 3 clinical program and overall package • Continuing to enroll LCA and pediatric patients in Phase 1/2 trial 10

OCU410ST: Received ODD for the Treatment of *ABCA4*-Associated Retinopathies Including Stargardt, Retinitis Pigmentosa 19 (RP19) and Cone-rod Dystrophy 3 (CORD3)

ABCA4-associated retinopathies—Genetic Rare Disease

- *ABCA4* gene produces an ATP-binding cassette (ABC) superfamily transmembrane protein involved in clearance of all-trans-retinal aldehyde, a byproduct of the retinoid cycle, from photoreceptor cells
- Mutation in *ABCA4* gene results in Stargardt disease. Different *ABCA4* alleles have been identified to cause other retinopathies such as cone-rod dystrophy type 3 (CORD 3), retinitis pigmentosa type 19 (RP 19)

No treatment options exist

- US: 44,000 patients

Modifier gene therapy platform addresses shortcomings of current approaches

- AAV delivery platform delivers the *RORA* (RAR Related Orphan Receptor A)
- Broad-spectrum, gene-agnostic approach
- Potential one-time, curative therapy with a single sub-retinal injection

Plan to submit IND for initiation of Phase 1/2 clinical trial in 2Q 2023


Normal
Central Vision
Blurry &
Distorted
Central Vision
Lost
Central Vision
DISEASE
PROGRESSION
Normal Macula
Early Stages of
Stargardt Disease
Lipofuscin accumulation
Late Stages of
Stargardt Disease
Drusen formation and
inflammation

ocugen

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12 OCU410 for the Treatment of Dry Age-related Macular Degeneration (dAMD) dAMD Limited options, presenting significant unmet medical need • US: 10M • Worldwide: condition affects more than 266M people Recently approved therapy for geographic atrophy (GA)— advanced form of dAMD–has limitations • Frequent intravitreal injections (N ~6-12 doses per year); Patient compliance • Limited effect of GA lesion growth rate • Approximately 12% of patients experience neovascular AMD when the drug is administered every month for two years Plan to submit IND for initiation of Phase 1/2 clinical trial in 2Q 2023 Fatty Deposits

13 OCU500 Series: Next-Generation Vaccine Candidates Using Inhalation Technology OCU500 A bivalent COVID-19 vaccine OCU510 A seasonal quadrivalent flu vaccine OCU520 A combination quadrivalent flu and bivalent COVID19 vaccine Current focus solely on the development of our inhaled mucosal vaccine platform based on chAd vector Inhalation technology as a differentiator • Multiple preclinical studies using Ocugen’s vector demonstrated vaccine-induced high neutralizing and effector responses • Clinical studies using a similar vector administered via the inhalation platform showed mucosal antibodies, systemic antibodies, and durable immune response up to 1 year with 1/5 of the dose compared to the same vaccine given via intramuscular administration • The inhaled method offers the potential for broad, durable protection from severe disease and reduction in transmission Alignment with American Pandemic Preparedness Plan to transform U.S. capabilities to rapidly and effectively respond to existing and emerging infectious diseases via: • Legislative advocacy for next-generation mucosal vaccine development • Multiple proposal submissions for federal funding of Ocugen’s inhaled vaccines platform for COVID-19 and flu • Ongoing dialogue with several government agencies regarding the development of the inhaled vaccines platform

Pipeline Updates OCU200 • IND submitted. The Company plans to respond promptly to get FDA clearance to initiate Phase 1 trial. NeoCart® • Renovations continue on cGMP manufacturing facility for NeoCart • Completion planned for 4Q 2023 14

Financial Update 15

Financial Update Statement of Operations Three months ended March 31, 2023 2022 Research and development expense $9.6 $7.9 General and administrative expense 8.2 10.1 Other income (expense), net 1.3 - Net loss $(16.5) $(18.0) Net loss per share of common stock — basic and diluted $(0.07) $(0.09) Balance Sheet Data March 31, 2023 December 31, 2022 Cash, cash equivalents, and investments $76.7 $90.9 Debt $2.3 $2.3 Shares outstanding 226.4 221.6 Unaudited; in millions, except per share amounts 16

Questions & Answers 17

May 2023 NASDAQ:OCGN Thankyou!